                                                                    EXHIBIT 25.1

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                                   ----------


                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------


          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) __

                                   ----------


                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

      303 PEACHTREE STREET             30308               58-0466330
          30TH FLOOR                (Zip Code)          (I.R.S. employer
       ATLANTA, GEORGIA                                identification no.)
(Address of principal executive
         offices)
                                 GEORGE T. HOGAN
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7266
            (Name, address and telephone number of agent for service)

                       FELCOR LODGING LIMITED PARTNERSHIP
                        FELCOR LODGING TRUST INCORPORATED
                            FELCOR/CSS HOTELS, L.L.C.
                            FELCOR/LAX HOTELS, L.L.C.
                           FELCOR EIGHT HOTELS, L.L.C.
                            FELCOR/CSS HOLDINGS, L.P.
                         FELCOR/ST. PAUL HOLDINGS, L.P.
                            FELCOR/LAX HOLDINGS, L.P.
                       FELCOR HOTEL ASSET COMPANY, L.L.C.
                            FHAC TEXAS HOLDINGS, L.P.
                       FELCOR OMAHA HOTEL COMPANY, L.L.C.
                           FELCOR MOLINE HOTEL, L.L.C.
                       FELCOR COUNTRY VILLA HOTEL, L.L.C.
                                FELCOR CANADA CO.
             (Exact name of co-obligor as specified in its charter)



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         DELAWARE                                               75-2564994
         MARYLAND                                               72-2541756
         DELAWARE                                               75-2624290
         DELAWARE                                               75-2647535
         DELAWARE                                               75-2582006
         DELAWARE                                               75-2620463
         DELAWARE                                               75-2624292
         DELAWARE                                               75-2624293
         DELAWARE                                               75-2770156
         TEXAS                                                  75-2797670
         DELAWARE                                               75-2769826
         DELAWARE                                               75-2771084
         DELAWARE                                               75-2771072
         NOVA SCOTIA, CANADA                                    75-2773637

(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)


545 E. JOHN CARPENTER FRWY.
SUITE 1300
IRVING, TEXAS                                                      75062
(Address of principal executive offices)                        (Zip Code)

                                   ----------

                         FELCOR NEVADA HOLDINGS, L.L.C.
                          FHAC NEVADA HOLDINGS, L.L.C.
             (Exact name of co-obligor as specified in its charter)

         NEVADA                                                  74-2906947
         NEVADA                                                  74-2906949

(State or other jurisdiction of                               (I.R.S. employer
  incorporation or organization)                             identification no.)

101 CONVENTION CENTER DRIVE
SUITE 850
LAS VEGAS, NEVADA                                                 89109
(Address of principal executive offices)                        (Zip Code)

                                   ----------

                          8 1/2% SENIOR NOTES DUE 2011
                          GUARANTEES OF SENIOR NOTES(1)
                       (Title of the indenture securities)

================================================================================

(1) The following co-obligors have guaranteed the notes issued by FelCor Lodging Limited Partnership: FelCor Lodging Trust Incorporated; FelCor/CSS Hotels, L.L.C.; Felcor/LAX Hotels, L.L.C.; FelCor/LAX Holdings, L.P.; FelCor Eight Hotels, L.L.C.; FelCor/CSS Holdings, L.P.; FelCor/St. Paul Holdings, L.P.; FelCor Hotel Asset Company, L.L.C.; FHAC Texas Holdings, L.P.; FelCor Omaha Hotel Company, L.L.C.; FelCor Moline Hotel, L.L.C.; FelCor Country Villa Hotel, L.L.C.; FelCor Canada Co.; FelCor Nevada Holdings, L.L.C. and FHAC Nevada Holdings, L.L.C.

================================================================================

1. General information.

         Furnish the following information as to the trustee-

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.


2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (b) TO
         ITEM 13, THE OBLIGOR IS NOT IN DEFAULT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

         (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

         (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2001.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the __ day of June, 2001.

                                                     SUNTRUST BANK


                                                     By:
                                                        ------------------------
                                                            George T. Hogan
                                                            Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


                             (Included in Exhibit 1)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


             (Incorporated by reference from Exhibit 3 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

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                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)



                                       10
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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of up to $600,000,000 of debt securities of FelCor Lodging Limited Partnership, et al, 8 1/2% Senior Notes due 2011 and Guarantees of Senior Notes, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                                  SUNTRUST BANK


                                                  By:
                                                     ---------------------------
                                                          George T. Hogan
                                                           Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                  Call Date:       03/31/2001         State #:         130330        FFIEC 031
P.O. BOX 4418 CENTER 832       Vendor ID:       D                   Cert #:         00867              RC-1
ATLANTA, GA 30302              Transit #:       61000104
                                                                                                ----------------------
                                                                                                         11
                                                                                                ----------------------

         CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2001

         All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

         SCHEDULE RC - BALANCE SHEET                                       C400

         Dollar Amounts in Thousands
         -----------------------------------------------------------------------

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                               RCFC
                                                                                                          ----
                                                                                                                  ------------
   a. Noninterest bearing balances and currency and coin (1)........................................      0081       3,752,683  1.a
                                                                                                                  ------------
   b. Interest-bearing balances (2).................................................................      0071         253,289  1.b
                                                                                                                  ------------
2. Securities:
                                                                                                                  ------------
   a. Held-to-maturity securities (from Schedule RC-B, column A)....................................      1754               0  2.a
                                                                                                                  ------------
   b. Available-for-sale securities (from Schedule RC-B, column D)..................................      1773      17,660,633  2.b
                                                                                                                  ------------
3. Federal funds sold and securities purchased under agreements to resell                                 1350       2,339,417  3
                                                                                                                  ------------
4. Loans and lease financing receivables:                                          RCFD
                                                                                   ----
                                                                                            -----------
   a. Loans and leases, net of unearned income (from Schedule RC-C)...........     2122      70,147,551                         4.a
                                                                                            -----------
   b. LESS: Allowance for loan and lease losses...............................     3123         854,744                         4.b
                                                                                            -----------
   c. LESS:  Allocated transfer risk reserve..................................     3128               0                         4.c
                                                                                            -----------
   d. Loans and leases, net of unearned income, allowance, and reserve                                     RCFD
                                                                                                          ----
                                                                                                                  ------------
    (item 4.a minus 4.b and 4.c)....................................................................      2125      69,292,807  4.d
                                                                                                                  ------------
5.  Tracing assets (from Schedule RC-D).............................................................      3545         586,751  5.
                                                                                                                  ------------
6.  Premises and fixed assets (including capitalized leases)........................................      2145       1,297,516  6.
                                                                                                                  ------------
7.  Other real estate owned f(from Schedule RC-V)...................................................      2150          34,863  7.
                                                                                                                  ------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........      2130               0  8.
                                                                                                                  ------------
9.  Customers' liability to this bank on acceptances outstanding....................................      2155         103,607  9.
                                                                                                                  ------------
10. Intangible assets...............................................................................      2143                  10.
                                                                                                                  ------------
    a. Goodwill.....................................................................................      3163         257,967  10.a
                                                                                                                  ------------
    b. Other intangible assets from Schedule RC-M...................................................      0428         377,437  10.b
                                                                                                                  ------------
11. Other assets (from Schedule RC-F)...............................................................      2160       2,134,204  11.
                                                                                                                  ------------
12. Total assets (sum of items 1 through 11)........................................................      2170     100,442,885  12.
                                                                                                                  ------------

         --------
         (1)  Includes cash items in process of collection and unposted debits.
         (2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK                      Call Date:      03/31/2001          State #:         130330                 FFIEC 031
P.O. BOX 4418 CENTER 832           Vendor ID:      D                    Cert #:         00867                       RC-1
ATLANTA, GA 30302                  Transit #:      61000104
                                                                                                             ---------------
                                                                                                                   12
                                                                                                             ---------------

          SCHEDULE RC - CONTINUED
                                                     Dollar Amounts in Thousands
          ---------------------------------------------------------------------


LIABILITIES
13. Deposits:                                                                                             RCON
                                                                                                          ----
                                                                                                                -----------
    a. In domestic offices (sum of totals of columns A and C from Schedule         RCON                   2200   58,032,413  13.a
                                                                                   ----                         -----------
       RC-E, part 1):

       (1) Noninterest-bearing (1)............................................      6831      9,032,006                      13.a.1
                                                                                            -----------
       (2) Interest-bearing...................................................      6636     49,000,407                      13.a.2
                                                                                            -----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                      RCFN               13.b
                                                                                                          ----
                                                                                                                -----------
       (from Schedule RC-E, part II).........................................      RCFN                   2200    4,984,307
                                                                                   ----                         -----------
                                                                                            -----------
       (1) Noninterest-bearing................................................      6631              0                      13.b.1
                                                                                            -----------
       (2) Interest-bearing...................................................      6636      4,984,307    RCFD              13.b.2
                                                                                                          ----
                                                                                            -----------
                                                                                                                -----------
14. Federal funds purchased and securities sold under agreements to repurchase......................      2800   14,214,221  14
                                                                                                                -----------
                                                                                                          RCFD
                                                                                                                -----------
15. Trading liabilities (from Schedule RC-D)........................................................      3548            0  15.a
                                                                                                                -----------
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M):
                                                                                                                -----------
    a. With a remaining maturity of one year or less................................................      3190    9,862,320  16.a
                                                                                                                -----------
17. Not applicable..................................................................................
                                                                                                                -----------
18. Bank's liability on acceptances executed and outstanding........................................      2920      103,607  18
                                                                                                                -----------
19. Subordinated notes and debentures(2)............................................................      3200    1,493,549  19
                                                                                                                -----------
20. Other liabilities (from Schedule RC-G)..........................................................      2930    2,712,568  20
                                                                                                                -----------
21. Total liabilities (sum of items 13 through 20)..................................................      2943   91,513,985  21
                                                                                                                -----------
22. Minority interest in consolidated subsidiaries..................................................      3000      166,493  22
                                                                                                                -----------
    EQUITY CAPITAL

                                                                                                                -----------
23. Perpetual preferred stock and related surplus...................................................      3838            0  23
                                                                                                                -----------
24. Common stock....................................................................................      3230       21,600  24
                                                                                                                -----------
25. Surplus (exclude all surplus related to preferred stock)........................................      3839    2,516,538  25
                                                                                                                -----------
26. a. Retained earnings............................................................................      3632    5,262,819  26.a
                                                                                                                -----------
    b. Accumulated other comprehensive income (3)...................................................      B530      961,450  26.b
                                                                                                                -----------
27. Other equity capital components (4).............................................................      A130            0  27
                                                                                                                -----------
28. Total equity capital (sum of items 23 through 27)...............................................      3210    8,762,407  28
                                                                                                                -----------
29. Total liabilities and equity capital (sum of items 21 and 28)...................................      3300  100,442,885  29
                                                                                                                -----------

         MEMORANDUM

         TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.       Indicated in the box at the right the number of the statement below
         that best describes the most comprehensive level of auditing work                                RCFD         Number
         performed for the bank by independent external auditors as of                                    ----       ----------
         any date during 2000..........................................................................   6724                2  M.1
                                                                                                                     ----------

1=   Independent audit of the bank conducted in accordance              5.= Directors' examination of the bank performed by other
     with generally accepted auditing standards by a                        external auditors (may be required by state chartering
     certified public accounting firm which submits a                       authority)
     report on the bank
2=   Independent audit of the bank's parent holding                     6=  Review of the bank's financial statements by external
     company conducted in accordance with generally                         auditors
     accepted auditing standards by a certified public
     accounting firm which submits a report on the                      7=  Compilation of the bank's financial statements by
     consolidated holding company (but not on the bank                      external auditors
     separately)
3=   Director's examination of the bank conducted in                    8=  Other audit procedures (excluding tax preparation work)
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be
     required by state chartering authority)                            9=  No external audit work
4=   Directors' examination of the bank conducted in
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required
     by state chartering authority)

      ----------

      (1) Includes total demand deposits and noninterest-bearing time and savings deposits

      (2)   Includes limited-life preferred stock and related surplus.

      (3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

      (4) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

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                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)